Income Taxes	6 Months Ended
Jun. 30, 2013
Income Taxes [Abstract]
Income Taxes
(9) Income Taxes
The Company performs a quarterly assessment of its deferred tax assets and liabilities. FASB ASC Topic 740, “Income Taxes” (“ASC 740”) limits the ability to use future taxable income to support the realization of deferred tax assets when a company has experienced a history of losses even if future taxable income is supported by detailed forecasts and projections.
In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. The Company considers the scheduled reversals of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. The Company concluded that during the six months ended June 30, 2013, a net increase to the valuation allowance of $6,221 would be necessary to offset additional deferred tax assets. Of this amount, an $11,548 increase was recognized through the Condensed Consolidated Statement of Operations and Comprehensive Income (Loss), a $5,658 decrease was recognized through accumulated other comprehensive loss, and a $331 increase was recognized through discontinued operations.
The realization of the remaining deferred tax assets is primarily dependent on the scheduled reversals of deferred taxes. Any changes in the scheduled reversals of deferred taxes may require an additional valuation allowance against the remaining deferred tax assets. Any increase or decrease in the valuation allowance could result in an increase or decrease in income tax expense in the period of adjustment.
The computation of the annual expected effective tax rate at each interim period requires certain estimates and assumptions including, but not limited to, the expected operating income (loss) for the year, projections of the proportion of income (or loss), permanent and temporary differences, including the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is acquired, or as additional information is obtained. To the extent that the estimated annual effective tax rate changes during a quarter, the effect of the change on prior quarters is included in tax expense for the current quarter.
For the six months ended June 30, 2013, the expected federal tax benefit at 34% is $10,405. The difference between the expected tax and the effective tax of $0 is primarily attributable to the tax effect of the federal valuation allowance of $10,032, the tax effect related to non-deductible expenses of $280, and deferred tax benefits that expired of $93.
The Company and its subsidiaries file a U.S. federal consolidated income tax return. The U.S. federal and state statute of limitations generally remains open for the 2009 tax year and beyond.
In accordance with ASC 740, the Company recognizes penalties and interest relating to uncertain tax positions in the provision for income taxes. As of June 30, 2013 and December 30, 2012, the Company had unrecognized tax benefits of approximately $4,677 and $4,677, respectively. The Company did not record significant amounts of interest and penalties related to unrecognized tax benefits for the periods ending June 30, 2013 and December 30, 2012. The Company does not expect significant changes in unrecognized tax benefits within the next 12 months.